Exhibit 10.1
AGREEMENT AND FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Agreement and First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of May 27, 2011 among SERVICE CORPORATION INTERNATIONAL (the “Borrower”); the lenders (collectively, the “Lenders”) now or hereafter party to the Credit Agreement (as hereinafter defined), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders;
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement (as amended and supplemented to the date hereof, the “Credit Agreement) dated as of March 18, 2011;
     WHEREAS, Investment Capital Corporation (“ICC”), an indirect wholly owned Subsidiary of the Borrower and a Guarantor, intends to enter into (x) a Stock Purchase Agreement (including all attachments thereto, the “Stock Purchase Agreement”) to purchase 70% of the outstanding stock of Neptune Society, Inc. (“NSI”) and (y) a Shareholders Agreement (including the attachments thereto, the “Shareholders Agreement”) with the other shareholders of NSI, whereby (among other things) ICC agrees to purchase the balance of the outstanding stock of NSI upon the put of such stock by such shareholders in accordance with the terms and conditions thereof;
     WHEREAS, the other shareholders of NSI have refused to allow NSI and its Subsidiaries to enter into a Guarantee Agreement; and
     WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement to cause the transactions contemplated by the Stock Purchase Agreement and the Shareholders Agreement (collectively, the “Neptune Society Transactions”) to be a Permitted Acquisition because after giving effect to this Amendment, Section 5.10 of the Credit Agreement would not require NSI and its Subsidiaries to enter into a Guarantee Agreement upon becoming Subsidiaries;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lenders do hereby agree as follows:
     Section 1. The following definition contained in Section 1.01 of the Credit Agreement is hereby amended to provide as follows:
     “Excluded Subsidiaries” means (a) Wilson Financial Group and each Subsidiary thereof; (b) Neptune Society, Inc. and each Subsidiary thereof; (c) SCI International, LLC; (d) Alderwoods Group, LLC; (e) ECI Capital Corporation, and (f) SCI Cerberus, LLC.

     Section 2. Neptune Society Transactions. The Borrower represents and warrants that (a) it has delivered true, correct and complete copies of the Stock Purchase Agreement and the Shareholders Agreement to the Administrative Agent, and each of the same is in full force and effect as reflected therein, without any amendment or other modification; (b) the business of NSI and its Subsidiaries is reasonably related to the business of the Borrower on the Effective Date; (c) the Borrower and the Subsidiaries will be in compliance, on a pro forma basis after giving effect to the Neptune Society Transactions, with Section 6.12(b) of the Credit Agreement, as if the acquisition contemplated by the Stock Purchase Agreement had occurred on April 1, 2011; (d) the Leverage Ratio, calculated on such a pro forma basis, is no greater than 3.75 to 1.00, and (e) such acquisition has been approved by all necessary corporate and other action by NSI and its shareholders. The Borrower agrees that it will, before the closing of the acquisition contemplated by the Stock Purchase Agreement, deliver to the Administrative Agent an officer’s certificate to the effects (1) that, immediately after giving effect to such acquisition, no Default has occurred and is continuing or would result therefrom and (2) set forth in clauses (b), (c), (d) and (e) of the immediately preceding sentence, together with (x) all financial information theretofore reasonably requested by the Administrative Agent relating to NSI and its Subsidiaries and (y) reasonably detailed calculations demonstrating satisfaction of the requirements set forth in clauses (c) and (d) of such sentence.
     Section 3. Representations True; No Default. The Borrower represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except if and to the extent that it relates to an earlier date, in which case such representation and warranty shall be true as of such earlier date) and (b) the terms and conditions of the Neptune Society Transactions will be substantially as set forth in the forms of the Stock Purchase Agreement and the Shareholders Agreement heretofore delivered by the Borrower to the Administrative Agent. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.
     Section 4. Ratification. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
     Section 5. Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or Lender by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.
     Section 6. Effectiveness. This Amendment shall become effective upon its execution and delivery by the Borrower and the Required Lenders. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 7. Miscellaneous. This Amendment (a) is a Loan Document; (b) shall be construed in accordance with and governed by the law of the State of Texas; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

     THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

SERVICE CORPORATION INTERNATIONAL
By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President and General Counsel

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice President

[unnumbered signature page to Service Corporation International
Agreement and First Amendment to Second Amended Restated Credit Agreement]

COMPASS BANK
By:	/s/ Payton K. Swope
	Name:	Payton K. Swope
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Paula Czach
	Name:	Paula Czach
	Title:	Managing Director

SUNTRUST BANK
By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Director

REGIONS BANK
By:	/s/ H. Gale Smith, Jr.
	Name:	H. Gale Smith, Jr.
	Title:	Senior Vice President

US BANK, N.A.
By:
Name:
Title:

[unnumbered signature page to Service Corporation International
Agreement and First Amendment to Second Amended Restated Credit Agreement]

WELLS FARGO BANK, N.A.
By:	/s/ Reginald M. Goldsmith III
	Name:	Reginald M. Goldsmith III
	Title:	Managing Director

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Jeremy A. Newsom
	Name:	Jeremy A. Newsom
	Title:	Senior Vice President

BOKF, NA dba BANK OF TEXAS
By:	/s/ Marian Livingston
	Name:	Marian Livingston
	Title:	Senior Vice President

RAYMOND JAMES BANK, FSB
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY
By:	/s/ DeVon J. Lang
	Name:	DeVon J. Lang
	Title:	Vice President

[unnumbered signature page to Service Corporation International
Agreement and First Amendment to Second Amended Restated Credit Agreement]

COMERICA BANK
By:	/s/ Joey Powell
	Name:	Joey Powell
	Title:	Vice President

ROYAL BANK OF CANADA
By:	/s/ Jennifer Lee-You
	Name:	Jennifer Lee-You
	Title:	Attorney-In-Fact, Royal Bank of Canada

[unnumbered signature page to Service Corporation International
Agreement and First Amendment to Second Amended Restated Credit Agreement]